UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2017 (May 9, 2017)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Information

On May 9, 2017, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”), Arbor Realty Limited Partnership, a Delaware limited partnership (the “Partnership”), Arbor Realty SR, Inc., a Maryland corporation (“ARSR”) and Arbor Commercial Mortgage, LLC, a New York limited liability company (“ACM”) entered into Amendment No. 1 (the “Amendment”) to the Option Agreement, dated as of July 14, 2016 (the “Option Agreement” and, together with the Amendment, the “Amended Option Agreement”), by and among the Company, the Partnership, ARSR and ACM to provide that the exercise price for the option provided therein (the “Option”) be payable to ACM in cash, rather than through a combination of cash and common units of the Partnership and to provide for an option closing date of May 31, 2017 (the “Option Closing”).

On May 9, 2017, in accordance with the terms of the Amended Option Agreement, the Partnership provided written notice to ACM of its intent to exercise the Option and fully internalize its management. Pursuant to the Amended Option Agreement, the Company will pay ACM $25,000,000 plus certain accrued and unpaid compensation and reimbursable expenses to which ACM is entitled under the Management Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 1.1 to this report, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Exhibit
1.1	Amendment No. 1 to the Option Agreement, dated as of May 9, 2017, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc. and Arbor Commercial Mortgage, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: May 10, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1	Amendment No. 1 to the Option Agreement, dated as of May 9, 2017, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc. and Arbor Commercial Mortgage, LLC